EXHIBIT 10.27Q

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SIXTEENTH AMENDMENT (this “Sixteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Sixteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Sixteenth Amendment. If the terms and conditions set forth in this Sixteenth Amendment conflict with the Agreement, the terms and conditions of this Sixteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Sixteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Sixteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Sixteenth Amendment. Except as amended by this Sixteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer desires to receive, and CSG agrees to provide, a new [**** **** for Customer’s ********** ********* and **** division ******* **********]. Therefore, the following changes are hereby made to the Agreement:

(a)
Schedule F, “Fees” Section entitled “III. [****** ********* (***** *** **** ********]), subsection V. Other [***** *** **** ancillary service fees, subsection B. Implementation and Start-up Services” is hereby amended to add a new subsection 4, “**** **** for ********** *** and **** **********]” as follows:

III. [****** ********* (***** and ****] Services)

Description of Item/Unit of Measure	Frequency	Fee
V. Other [***** and **** ********* *******] fees
4. [** **** **** for ********** *** and **** **********] (Note 24)	[********]	$[*********]

Note 24: [************** Services and the associated fees are set forth in that certain Statement of Work entitled “*** **** **** for ********** ********* *** **** **********, **********]” (CSG document no. [*****) (“SOW *****]”) to be duly executed by both parties. For avoidance of doubt, any Fees for Implementation and Start-Up Services shall be as mutually agreed to by the Parties in an SOW under the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Sixteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Jeur Abeln	By:	/s/ Rasmani Bhattacharya
Name:	Jeur Abeln	Name:	Rasmani Bhattacharya
Title:	SVP Procurement	Title:	SVP and General Counsel
Date:	11-Feb-22	Date:	Feb 4, 2022